Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 04/13/2014 10:32 PM
ID Number: 20141237336

Document number: 20141237336
Amount Paid: $100.00

ABOVE SPACE FOR OFFICE USE ONLY

# Statement of Conversion

filed pursuant to § 7-90-201.7 (3) of the Colorado Revised Statutes (C.R.S.)

1. For the converting entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

| | |
|---|---|
| ID number | (Colorado Secretary of State ID number) |
| Entity name or true name | Oncology Med, Inc. |
| Form of entity | Foreign Corporation |
| Jurisdiction | Delaware |
| Street address | 57 West 200 South (Street number and name)<br>Suite 350<br>Salt Lake City (City) UT (State) 84101 (ZIP/Postal Code)<br>(Province – if applicable) United States (Country) |
| Mailing address<br>(leave blank if same as street address) | 8 Exchange Boulevard (Street number and name or Post Office Box information)<br>Suite 711<br>Rochester (City) NY (State) 14614 (ZIP/Postal Code)<br>(Province – if applicable) United States (Country) |

2. The entity name of the resulting entity is Herbal Financial Solutions, Inc..
   *(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)*

3. The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4. *(If applicable, adopt the following statement by marking the box and include an attachment.)*
   ☑ This document contains additional information as provided by law.

5. *(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

   *(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)*
   The delayed effective date and, if applicable, time of this document are ____________.
   (mm/dd/yyyy hour:minute am/pm)

Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is

such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

6. The true name and mailing address of the individual causing this document to be delivered for filing are

| Hudson | Randolph | S. | |
|---|---|---|---|
| *(Last)* | *(First)* | *(Middle)* | *(Suffix)* |

8 Exchange Boulevard
*(Street number and name or Post Office Box information)*
Suite 711

| Rochester | NY | 14614 |
|---|---|---|
| *(City)* | *(State)* | *(ZIP/Postal Code)* |

| | United States |
|---|---|
| *(Province – if applicable)* | *(Country)* |

*(If applicable, adopt the following statement by marking the box and include an attachment.)*

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies
of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 04/13/2014 10:32 PM
ID Number: 20141237336

Document number: 20141237336
Amount Paid: $100.00

ABOVE SPACE FOR OFFICE USE ONLY

## Articles of Incorporation for a Profit Corporation

filed pursuant to § 7-102-101 and § 7-102-102 of the Colorado Revised Statutes (C.R.S.)

1. The domestic entity name for the corporation is

Herbal Financial Solutions, Inc.

*(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)*

2. The principal office address of the corporation's initial principal office is

Street address
57 West 200 South
(Street number and name)
Suite 350
Salt Lake City (City) UT (State) 84101 (ZIP/Postal Code)
(Province – if applicable) United States (Country)

Mailing address
(leave blank if same as street address)
8 Exchange Boulevard
(Street number and name or Post Office Box information)
Suite 711
Rochester (City) NY (State) 14614 (ZIP/Postal Code)
(Province – if applicable) United States. (Country)

3. The registered agent name and registered agent address of the corporation's initial registered agent are

Name
(if an individual)
(Last) (First) (Middle) (Suffix)

or

(if an entity) National Properties Trust

*(Caution: Do not provide both an individual and an entity name.)*

Street address
36 South 18th Avenue
(Street number and name)
Suite D
Brighton (City) CO (State) 80601 (ZIP/Postal Code)

Mailing address
(leave blank if same as street address)
(Street number and name or Post Office Box information)
(City) CO (State) (ZIP/Postal Code).

*(The following statement is adopted by marking the box.)*

☑ The person appointed as registered agent above has consented to being so appointed.

4. The true name and mailing address of the incorporator are

| | | | | |
|---|---|---|---|---|
| Name (if an individual) | Grande | Michael | P. | |
| | *(Last)* | *(First)* | *(Middle)* | *(Suffix)* |

or

(if an entity) ______________________________

*(Caution: Do not provide both an individual and an entity name.)*

Mailing address

392 Lyell Avenue
*(Street number and name or Post Office Box information)*

| | | |
|---|---|---|
| Rochester | NY | 14606-1636 |
| *(City)* | *(State)* | *(ZIP/Postal Code)* |
| | United States | |
| *(Province – if applicable)* | *(Country)* | |

*(If the following statement applies, adopt the statement by marking the box and include an attachment.)*

☐ The corporation has one or more additional incorporators and the name and mailing address of each additional incorporator are stated in an attachment.

5. The classes of shares and number of shares of each class that the corporation is authorized to issue are as follows.

○ The corporation is authorized to issue ______ common shares that shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution.

◉ Information regarding shares as required by section 7-106-101, C.R.S., is included in an attachment.

6. *(If the following statement applies, adopt the statement by marking the box and include an attachment.)*

☑ This document contains additional information as provided by law.

7. *(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

*(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)*
The delayed effective date and, if applicable, time of this document is/are ______________.
*(mm/dd/yyyy hour:minute am/pm)*

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is named in the document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing the document to be delivered for filing are

| | | | |
|---|---|---|---|
| Hudson | Randolph | S. | |
| *(Last)* | *(First)* | *(Middle)* | *(Suffix)* |

8 Exchange Boulevard
*(Street number and name or Post Office Box information)*
Suite 711

| | | |
|---|---|---|
| Rochester | NY | 14614 |
| *(City)* | *(State)* | *(ZIP/Postal Code)* |
| | United States . | |
| *(Province – if applicable)* | *(Country)* | |

*(If the following statement applies, adopt the statement by marking the box and include an attachment.)*

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

**PLAN OF CONVERSION OF**
**ONCOLOGY MED, INC.,**
**a Delaware corporation, INTO**
**HERBAL FINANCIAL SOLUTIONS, INC.,**
**a Colorado corporation**

This **PLAN OF CONVERSION** (the "Plan"), **dated as of April 13, 2014**, is hereby **adopted by Oncology Med, Inc.**, a *de facto* Delaware corporation (Oncology-Delaware) which has been conducting business *ultra vires* as a Delaware corporation in reliance of the provisions set forth in Section 124 of the General corporation Law of Delaware (8 Del. C. 1953, § 124), in order to set forth the terms, conditions, and procedures governing the conversion of Oncology-Delaware into a Colorado corporation permitted by Section 7-90-201 of the Colorado Revised Statutes ("Colorado Statutes").

**WHEREAS**, Oncology-Delaware was incorporated in the State of Delaware on December 16, 1996 (Delaware Division of Corporations' File No. 2688259); and

**WHEREAS,** Oncology-Delaware is a public company, the shares of which are quoted over-the-counter under the symbol "ONCO"; and

**WHEREAS,** Oncology-Delaware's Board of Directors has approved the Plan in accordance with Section 7-90-201.3 of the Colorado Statutes and the principal shareholders have by their written consent by the affirmative vote in plurality of the total number of shares eligible to vote for the Plan approved the Conversion (as defined below) as permitted by Section 7-111-103 of the Colorado Business corporation Act ("CBCA");

**NOW, THEREFORE,** Oncology-Delaware does hereby adopt this Plan to effectuate the conversion of Oncology-Delaware into a Colorado corporation as follows:

1. **Conversion.** Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, including, without limitation, Section 7-90-201 of the Colorado Statutes, Oncology-Delaware shall convert (referred to herein as the "Conversion") into a Colorado corporation (referred to herein as "Herbal-Colorado") at the Effective Time (as defined in Section 3 below). Herbal-Colorado shall thereafter be subject to all of the provisions of the CBCA.

2. **Effect of Conversion.** Upon the Effective Time, all of the rights, privileges, and powers of Oncology-Delaware, and all property, real, personal and mixed, as well as all other things and causes of action belonging to Oncology-Delaware, shall remain vested in Herbal-Colorado and shall be the property of Herbal-Colorado and the title to any real property vested by deed or otherwise in Oncology-Delaware shall revert and not in any way be impaired, but the rights of creditors and all liens upon any property of Oncology-Delaware shall not be preserved, and all debts, liabilities, and duties of Oncology-Delaware shall not remain attached to Oncology-Delaware and may not be enforced against it. The debts, liabilities, and duties of Oncology-Delaware, shall not be deemed, as a consequence of the Conversion, to have been transferred to Herbal-Colorado for any purpose of the laws of the

State of Colorado. The Conversion shall not be deemed to affect any obligations or liabilities of Oncology-Delaware incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Oncology-Delaware shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a dissolution of Oncology-Delaware and shall constitute a continuation of the existence of Oncology-Delaware in the form of a Colorado corporation, except for the aforementioned exception as to Oncology-Delaware's debts, liabilities, and obligations.

3. **Effective Time.** Provided that this Plan has not been terminated or deferred pursuant to Section 14 hereof, the Conversion shall be effected as soon as practicable after the majority shareholders of Oncology-Delaware have approved this Plan by written consent. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective upon the filing with the Secretary of State of the State of Colorado of (i) a duly executed Articles of Conversion meeting the requirements of the applicable sections of the CBCA, and (ii) a duly executed Articles of Incorporation of Herbal-Colorado in the form specified below (the "Effective Time").

4. **Governance and Other Matters Related to Herbal-Colorado.**

   a. Articles of Incorporation. At the Effective Time, the Articles of Incorporation of Herbal-Colorado (the "Articles of Incorporation") shall be filed with the Secretary of State of the State of Colorado. The corporation shall be named "Herbal Financial Solutions, Inc." upon the filing of the Articles of Conversion and the Articles of Incorporation.

   b. Bylaws. At the Effective Time, the bylaws of Oncology-Delaware shall be as adopted by the Board of Directors of Herbal-Colorado. Thereafter, the bylaws may be amended by the Board of Directors or stockholders of Herbal-Colorado as provided in the bylaws and, as applicable, in the Articles of Incorporation.

   c. Directors and Officers. The members of the Board of Directors and the officers of Oncology-Delaware immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of Herbal-Colorado, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal. After the Effective Time, Herbal-Colorado and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

   d. Administrative Matters. As soon as is practicable following the filing of the Articles of Incorporation for Herbal-Colorado with the Secretary of State's office, (1) the principal executive officer or principal financial offer shall apply to the Internal Revenue Service for a federal employer identification number for Herbal-Colorado; (2) the principal executive officer or principal administrative officer shall apply for a CUSIP Identifier for its Common Stock from S & P Capital IQ acting on behalf of the American Bankers Association; (3) the principal executive officer or principal financial officer shall apply to the Internal Revenue Service for a federal employer identification number, and (4) the

principal executive officer, principal financial officer, and/or principal administrative officer shall apply for and/or file all required notifications with all regulatory and/or self-regulatory agencies to evidence the effect of this Conversion, as required by the laws of the United States, the State of Colorado, and the State of Delaware.

5. **Effect of the Conversion on the Common and Preferred Stock of Oncology-Delaware.** Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Oncology-Delaware, Herbal-Colorado or any shareholder or stockholder thereof, respectively, each share of common stock, $0.00001 par value per share, of Oncology-Delaware (the "Oncology-Delaware Common Stock"), shall convert into one validly issued, fully paid, and non-assessable share of common stock, par value $0.00001 per share, of Herbal-Colorado (the "Herbal-Colorado Common Stock"). Herbal-Colorado shall not issue fractional shares with respect to the Conversion. Any fractional share of Herbal-Colorado Common Stock that would otherwise be issued as a result of the Conversion will be rounded up to the nearest whole share. Following the Effective Time, all Oncology-Delaware Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Oncology-Delaware Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

6. **Stock Certificates.** From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Oncology-Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Herbal-Colorado Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of Herbal-Colorado or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion, at the shareholder's expense, or otherwise accounted for to Herbal-Colorado or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Herbal-Colorado Common Stock evidenced by such outstanding certificate as provided above.

7. **Employee Benefit and Compensation Plans.** As at the Effective Time, there are no outstanding employee benefit and/or employee, officer, and director compensation plans authorized or existing by Oncology-Delaware.

8. **Outstanding Awards.** As at the Effective Time, there are no outstanding stock options, purchase rights, restricted stock awards, and other stock awards relating to the Oncology-Delaware Common Stock.

9. **Filings, Licenses, Permits, Titled Property, Etc.** As necessary, following the Effective Time, Herbal-Colorado shall apply for new qualifications to conduct business, obtain licenses and permits, and apply for or obtain similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a Colorado corporation. As required or appropriate, following the Effective Time, all real, personal, or intangible property of Oncology-Delaware, which was titled or registered in the name of Oncology-

Delaware, shall be re-titled or re-registered, as applicable, in the name of Herbal-Colorado by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

10. **Further Assurances.** If, at any time after the Effective Time, Herbal-Colorado shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents, or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in Herbal-Colorado its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties, or assets of Oncology-Delaware, or to otherwise carry out the purposes of this Plan, Herbal-Colorado and its proper officers and directors (or their lawful designees), are hereby authorized to execute and deliver, in the name and on behalf of Oncology-Delaware, all such deeds, bills of sale, assignments, agreements, documents, and assurances and do, in the name and on behalf of Oncology-Delaware, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in Herbal-Colorado its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties, or assets of Oncology-Delaware, or to otherwise carry out the purposes of this Plan and the Conversion.

11. **Implementation and Interpretation; Termination and Amendment.** This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of Oncology-Delaware and, upon the Effective Time, by the Board of Directors of Herbal-Colorado, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of Oncology-Delaware or Herbal-Colorado, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

12. **Colorado Indemnification Agreements.** As promptly as practicable following the Effective Time, Herbal-Colorado shall enter into an indemnification agreement with each member of the Board of Directors of Herbal-Colorado and each executive officer of Herbal-Colorado.

13. **Amendment.** This Plan may be amended or modified by the Board of Directors of Oncology-Delaware at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of Oncology-Delaware shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Articles of Incorporation or the bylaws, other than changes permitted to be made without stockholder approval by the CBCA or under Colorado Statutes, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Oncology-Delaware.

14. **Termination or Deferral.** At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of Oncology-Delaware, notwithstanding the approval of this Plan by the shareholders of Oncology-Delaware, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of Oncology-Delaware,

such action would be in the best interest of Oncology-Delaware and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of Oncology-Delaware or its Board of Directors or shareholders with respect thereto.

15. **Third Party Beneficiaries.** This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

16. **Severability.** Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. This Plan shall be governed under the laws of the State of Colorado, except for conflicts of laws rules.

**IN WITNESS WHEREOF**, Oncology Med, Inc., a *de facto* Delaware corporation, has caused this Plan to be executed by its duly authorized representatives as of the date first stated above.

BY ORDER OF THE BOARD OF DIRECTORS:

**Dated: April 13, 2014,**

| | |
|---|---|
| **ONCOLOGY MED, INC.**<br>**a *de facto* Delaware corporation** | **Attest:** |
| By: Michael P. Grande<br>Its: President | By: Dean M. Denton<br>Its: Secretary |

MINUTES OF SPECIAL MEETING
OF
THE BOARD OF DIRECTORS
OF
ONCOLOGY MED, INC.,
a *de facto* Delaware corporation

A special meeting of the Directors of Oncology Med, Inc., a *de facto* Delaware corporation (the "Corporation"), was held telephonically on April 10, 2104 pursuant to a signed waiver of notice and consent to hold a special meeting of the Board of Directors of the Corporation.

This waiver of notice, minutes, and the ensuing resolution, will be placed in the Minute Book.

There were present at said meeting by telephone: Michael P. Grande, Randolph S. Hudson, Dean M. Denton, and Tiffany L. Grande, being the duly elected and appointed directors of said Corporation.

Mr. Grande, the Chairman, announced that the meeting was convened by waiver of notice and that the meeting was ready to transact such business as may lawfully come before it. On motion duly made, seconded by Dean M. Denton, and carried, the reading of the minutes of the last meeting of the Board of Directors was dispensed with.

On motion duly made and carried by the unanimous affirmative vote of directors present at the meeting, the following resolutions were adopted:

RESOLVED, that Michael P. Grande, the Corporation's Chairman, President, and Chief Executive Officer, is hereby empowered to act as the Corporation's authorized representative before the parties and before that certain presented motion; whereby, Mr. Grande is hereby authorized to redomicile the Corporation from Delaware to Colorado, and, in doing so, is authorized to file a plan of conversion with the State of Colorado and to file the newly-formed Corporation's Articles of Incorporation with the Secretary of State of the State of Colorado, including to enter into any ancillary agreement or understanding appurtenant thereto.

There being no further business before the Board of Directors, the Chairman called this meeting to be closed and ordered the Corporation's Secretary to place these minutes in the Minute Book.

Michael P. Grande
Chairman of the Board

Randolph S. Hudson
Vice-Chairman of the Board

Dean M. Denton
Director

Tiffany L. Grande
Director

**ATTEST:**

Dean M. Denton
Corporate Secretary

## ARTICLES OF INCORPORATION
## OF
## HERBAL FINANCIAL SOLUTIONS, INC.

Pursuant to the applicable provisions of Section 7-102-101 and Section 7-102-102 of the Colorado Revised Statutes ("CRS"), the undersigned incorporator hereby adopts these Articles of Incorporation on behalf of the principal organizers of the corporation.

### ARTICLE I,
### NAME.

The name of this corporation is Herbal Financial Solutions, Inc.

### ARTICLE II,
### PERIOD OF DURATION.

The corporation shall exist in perpetuity, from and after the date of the filing of these Articles of Incorporation with the Secretary of State of the State of Colorado unless otherwise dissolved by the shareholders (as provided hereinbelow) or by operation of law.

### ARTICLE III,
### PURPOSES AND POWERS.

1. **Purposes.** Except as may otherwise be restricted by these Articles of Incorporation, the corporation is organized for the purpose of transacting all lawful business for which corporations may be incorporated under the Colorado Business Corporation Act.

2. **General Powers.** Except as restricted by these Articles of Incorporation, the corporation shall have and may exercise all powers and rights to which a corporation may exercise legally pursuant to the Colorado Business Corporation Act in force as of the filing date of these Articles of Incorporation.

3. **Issuance of Shares.** The Board of Directors of the corporation may divide and issue any class of stock of the corporation in series pursuant to a resolution properly filed with the Secretary of State of the State of Colorado.

### ARTICLE IV,
### CAPITAL STOCK.

1. **Authorized Shares.** The aggregate number of shares which the corporation shall have authority to issue is two billion (2,000,000,000) shares, consisting of one class to be

designated as the common stock ("Common Stock") of the Corporation, par value $0.00001 per share.

a. **Dividend Rate.** The holders of the Corporation's Common Stock shall be entitled to receive dividends when, as, and if declared by the board of directors out of assets legally available therefor.

b. **Voting Rights.** Except as otherwise provided by the CRS, the holders of the issued and outstanding shares of the Common Stock shall be entitled to one vote for each share of Common Stock. No holder of shares of Common Stock shall have the right to cumulate votes.

c. **Liquidation Rights.** In the event of liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of the Common Stock can share ratably in the Corporation's assets available for distribution. A merger, conversion, exchange or consolidation of the Corporation with or into any other person or sale or transfer of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation.

d. **No Conversion, Redemption, or Preemptive Rights.** The holders of Common Stock shall not have any conversion, redemption, or preemptive rights.

e. **Consideration for Shares.** The Common Stock authorized by this Article IV shall be issued for such consideration as shall be fixed, from time to time, by the board of directors.

2. **Non-Assessment of Stock.** The capital stock of the Corporation, after the amount of the subscription price has been fully paid, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed, and the Articles shall not be amended in this particular. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

## ARTICLE V,
## ACTION OF STOCKHOLDERS.

The stockholders holding 66-2/3% or greater of the Corporation's Common Stock may take action by written consent in lieu of a meeting.

## ARTICLE VI,
## DIRECTORS AND OFFICERS.

1. **Number of Directors.** The members of the governing board of the Corporation are styled as directors. The board of directors of the Corporation shall be elected in such manner as shall be provided in the bylaws of the corporation. The board of directors shall consist of at least one (1) individual. The number of directors may be changed from time to time in such manner as shall be provided in the bylaws of the corporation.

2. **Classified Board.** Upon the effectiveness of the Corporation's registration statement on Form S-1 with respect to its initial public offering of common stock, the directors shall be classified, with respect to the time for which they shall hold their respective offices, by dividing them into three classes, to be known as "Class I", "Class II", and "Class III". Directors of Class I shall hold office until the next annual meeting of stockholders after such effectiveness and until their successors are elected and qualified, directors of Class II shall hold office until the second annual meeting of stockholders after such effectiveness and until their successors are elected and qualified and directors of Class III shall hold office until the third annual meeting of stockholders after such effectiveness and until their successors are elected and qualified. At each annual meeting of stockholders following such effectiveness, successors to the directors of the class whose term of office expires at such annual meeting shall be elected to hold office until the third succeeding annual meeting of stockholders, so that the term of office of only one class of directors shall expire at each annual meeting. The number of directors in each class, which shall be such that as near as possible to one-third and at least one-fourth (or such other fraction as required by the CRS) in number are elected at each annual meeting, shall be established from time to time by resolution of the board of directors and shall be increased or decreased by resolution of the board of directors, as may be appropriate whenever the total number of directors is increased or decreased.

3. **Limitation of Liability.** The liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the CRS. If the CRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the CRS, as so amended from time to time.

4. **Payment of Expenses.** In addition to any other rights of indemnification permitted by the laws of the State of Colorado or as may be provided for by the corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending any threatened, pending, or completed action, suit, or proceeding (including without limitation, an action, suit, or proceeding by or in the right of the corporation), whether civil, criminal, administrative, or investigative, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the corporation or while serving in any capacity at the request of the corporation as a director, officer, employee, agent, member, manager, managing member, partner, or fiduciary of, or in any other capacity for, another corporation or any partnership, joint venture, trust, or other enterprise, shall be paid by the corporation or through insurance purchased and maintained by the corporation or through another financial arrangement made by the corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an

undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. To the extent that an officer or director is successful on the merits in defense of any such action, suit, or proceeding, or in the defense of any claim, issue, or matter therein, the corporation shall indemnify him or her against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense.

5. **Repeal and Conflicts.** Any repeal or modification of Sections 3 or 4 above approved by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between Sections 3 or 4 above and any other Article of the Articles, the terms and provisions of Sections 3 or 4 above shall control.

6. **Initial Directors.** The initial directors of the corporation following its incorporation are:

   a. Michael P. Grande
   392 Lyell Avenue
   Rochester, New York 14606-1636

   b. Randolph S. Hudson
   Unit 115
   20 Del Monte Avenue
   Monterey, California 93940-2348

   c. Dean M. Denton
   15420 Lake Vera Purdon Road
   Nevada City, California 95959-9430

   d. Tiffany L. Grande
   1499 Maiden Lane
   Rochester, New York 14626-1824

7. **Initial Officers.** The initial officers of the corporation following its incorporation are (a) Michael P. Grande, who will serve as the Corporation's President and Chief Executive Officer, (b) Dean M. Denton, who will serve as a Senior Vice-President of the corporation, and its Secretary and Chief Administrative Officer, and (c) Tiffany L. Grande, who will serve as a Senior Vice-President of the corporation, and its Treasurer and Chief Financial Officer.

## ARTICLE VII, VOTING ON CERTAIN TRANSACTIONS.

1. **Amendment of Articles.** The corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles, in the manner now or hereafter prescribed by the CRS, and all rights conferred on stockholders herein are granted subject to this reservation; provided, however, that no amendment, alteration, change, or repeal may be made to Article II, Article III, Article IV, Article V, Article VIII, or this Article VII without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the issued and outstanding shares of stock of the corporation entitled to vote in the election of directors excluding stock entitled to vote only upon the happening of a fact or event unless such fact or event shall have occurred, considered for the purposes of this section as one class.

2. **Additional Vote Required.** Any affirmative vote required by this Article VII shall be in addition to the vote of the holders of any class or series of stock of the corporation otherwise required by law, the Articles, the resolutions of the board of directors providing for the issuance of such class or series and any agreement between the corporation and any securities exchange or over-the-counter market upon which the Corporation's shares are listed or designated for trading.

## ARTICLE VIII,
## TRANSACTIONS WITH INTERESTED DIRECTORS.

No contract or other transaction between the corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors are directors or officers are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because their votes are counted for such purpose if:

a. The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

b. The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

c. The contract or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof, which authorizes, approves, or ratifies such contract or transaction.

## ARTICLE IX,
## CORPORATE OPPORTUNITY.

The officers, directors and other members of management of this corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by this Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. Once such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this corporation which shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself or herself of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own and this doctrine shall not limit the rights of any officer, director or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by the corporation. This provision shall not be construed to release any employee of this corporation (other than an officer, director, or member of management) from any duties, which he or she may have to this corporation.

## ARTICLE X, INDEMNIFICATION.

The corporation may indemnify any director, officer, employee, fiduciary, or agent of the corporation to the full extent permitted by the Colorado Corporations and Associations Act as in effect at the time of the conduct by such person.

## ARTICLE XI, AMENDMENTS.

Notwithstanding the provisions of Article VII hereof, the corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the CRS, these Articles of Incorporation, and the Corporation's bylaws.

## ARTICLE XII, ADOPTION AND AMENDMENT OF BYLAWS.

The initial bylaws of the corporation shall be adopted by its initial board of directors. Subject to repeal or change by action of the shareholders, the power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors. The bylaws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with the CRS or these Articles of Incorporation.

## ARTICLE XIII,
## REGISTERED OFFICE AND REGISTERED AGENT.

The Corporation's initial address of the registered office of the corporation is 36 South 18th Avenue, Suite D, in Brighton, Colorado 80601, and the name of the registered agent at such address is National Properties Trust. Either the registered office or the registered agent may be changed in the manner permitted by law.

Acceptance of Appointment by Registered Agent. National Properties Trust does hereby accept its appointment as the Corporation's initial registered agent in accordance with the terms of its appointment in this Article XIII.

National Properties Trust
By: Randolph S. Hudson
Its: President

## ARTICLE XIV,
## LIMITATION OF LIABILITY OF DIRECTORS TO CORPORATION AND SHAREHOLDERS.

No director shall be liable to the corporation or any shareholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (a) shall be liable under the CRS Section 7-108-402 or any amendment thereto or successor provision thereto; (b) shall have breached the director's duty of loyalty to the corporation or its shareholders; c) shall have not acted in good faith or, in failing to act, shall not have acted in good faith; (d) shall have acted or failed to act in a manner involving intentional misconduct or a knowing violation of law; or (e) shall have derived an improper personal benefit. Neither the amendment nor repeal of this Article, nor the adoption of any provision in the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring prior to such amendment, repeal, or adoption of an inconsistent provision. This Article shall apply to the full extent now permitted by the CRS or as may be permitted in the future by changes or enactments in the CRS, including without limitation Section 7-109-102 and/or Section 7-109-103.

## ARTICLE XV,
## RECAPITALIZATIONS AFFECTING OUTSTANDING SECURITIES.

The board of directors, without the consent of shareholders, may adopt any recapitalization affecting the outstanding securities of the corporation by effecting a forward or reverse split of all of the outstanding securities of the corporation, with appropriate adjustments to the

Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the corporation.

**IN WITNESS WHEREOF**, I, Michael P. Grande, the incorporator of the corporation, have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of this thirteenth day of April 2014.

Michael P. Grande

392 Lyell Avenue
Rochester, New York 14606-1636

Telephone: (585) 967-3198